                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  February 23, 1998
                                                        -----------------


                       WESTIN HOTELS LIMITED PARTNERSHIP
                       ---------------------------------
            (Exact name of Registrant as specified in its charter)



          Delaware                        0-15097                91-1328985
----------------------------            -----------          -------------------
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)


          2001 Sixth Avenue
         Seattle, Washington                                          98121
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code                (206) 443-5000
                                                                  --------------


                             N/A
-------------------------------------------------------------
(Former name or former address, if changed since last report)

                       WESTIN HOTELS LIMITED PARTNERSHIP
                               AND SUBSIDIARIES

                              REPORT ON FORM 8-K

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On February 23, 1998, in response to another offer from Kalmia Investors LLC to the limited partners to purchase their Units for $700 per Unit, the General Partner distributed a letter to its limited partners providing new and updated information to be considered when deciding whether or not to accept this offer:

 .    The General Partner intends to authorize Westin Hotels Limited Partnership to distribute $23.75 per Unit to the limited partners on March 14, 1998 and anticipates that, barring any unforeseen circumstances, the Partnership will be in a position to continue cash distributions to the limited partners at an annual level of $95 per Unit in 1998.

 .    The General Partner reported that in January 1998 it received reports estimating the market value of the Hotels, combined, to be in excess of $400 million. Although this appraised value does not directly reflect the value of a Unit, in the view of the General Partner, it does indicate that the value for the Units is significantly in excess of $700 per Unit.

 .    Relying on the protections of a 5% safe harbor, the General Partner will, upon reaching 6,848 Units in any one year, suspend its approval of any transfer of Units via sales for the remainder of that year, which may restrict the limited partners' ability to sell their Units. The Partnership has transfers of 4,172 Units via sales pending for 1998.

 .    Prices of Units at limited partnership exchanges from November 1, 1997 through February 23, 1998 have ranged from $725 to $820 per Unit with a weighted average per Unit price of $773.20.

 .    Because selling their Units will impact federal tax liability, it is recommended that the limited partners consult with their tax advisor before selling their Units.

A complete copy of this General Partner's letter is included as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

          20.  Letter to Limited Partners dated February 23, 1998.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WESTIN HOTELS LIMITED PARTNERSHIP
                                 (A Delaware limited partnership)
                                 By: WESTIN REALTY CORP.,
                                     Its sole General Partner

                                     By: /s/ Richard Mahoney
                                         --------------------
                                         Richard Mahoney, Director,
                                         Vice President, Chief Financial
                                         Officer and Treasurer

DATE:  February 26, 1998